                       SECURITIES EXCHANGE AND COMMISSION

                            Washington, D. C.  20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                                  ____________



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Date of Report
             (Date of earliest event reported):  August 29, 1997



                        YES! Entertainment Corporation
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Delaware                   0-25916                   94-3165290
--------------        ------------------------     -------------------
(State of             (Commission File Number)     (IRS Employer
Incorporation)                                     Identification No.)


  3875 Hopyard Road, Suite 375, Pleasanton, California                 94588
--------------------------------------------------------------------------------
       (Address of principal executive offices)                      (Zip Code)


                                (510) 847-9444
          ----------------------------------------------------------
             (Registrant's telephone number, including area code)
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Item 5.                     Other Events.
                            ------------

     On August 29, 1997, the Registrant entered into Common Stock Purchase Agreements with each of six purchasers (the "Purchase Agreements"), pursuant to which the Registrant issued 831,000 shares of the Registrant's Common Stock is exchange for cancellation of trade indebtedness in an aggregate amount equal to $3,228,750. In accordance with the terms of the Purchase Agreement, on September 2, 1997, the Registrant filed a Registration Statement on Form S-3 covering the registration of such 831,000 shares.

Item 7.                       Exhibits
                              --------

          4.1(1) Form of Registrant's Common Stock Purchase Agreement between the Registrant and Machina, Inc..

          4.2(1) Form of Registrant's Common Stock Purchase Agreement between the Registrant and Shoot The Moon Products II, LLC.

          4.3(1) Form of Registrant's Common Stock Purchase Agreement between the Registrant and Harvey Herman Associates, Inc.

          4.4(1) Form of Registrant's Common Stock Purchase Agreement between the Registrant and Creative Media, LLC.

          4.5(1) Form of Registrant's Common Stock Purchase Agreement between the Registrant and Klitsner Industrial Design, LLC.

          4.6(1) Form of Registrant's Common Stock Purchase Agreement between the Registrant and Hoida International (Hong Kong) Limited.

_____________________
(1) Incorporated by reference to the Exhibits filed with the Registrant's Registration Statement on Form S-3 (File No. 333-34813) on September 2, 1997.


                                      1.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              YES! ENTERTAINMENT CORPORATION



Dated:  September 12, 1997          By:  /s/ Donald Kingsborough
                                       -------------------------
                                    Donald Kingsborough
                                    President and Chief Executive
                                    Officer


                                      2.
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                               INDEX TO EXHIBITS
                               -----------------



     4.1(1) Form of Registrant's Common Stock Purchase Agreement between the Registrant and Machina, Inc..

     4.2(1) Form of Registrant's Common Stock Purchase Agreement between the Registrant and Shoot The Moon Products II, LLC.

     4.3(1) Form of Registrant's Common Stock Purchase Agreement between the Registrant and Harvey Herman Associates, Inc.

     4.4(1) Form of Registrant's Common Stock Purchase Agreement between the Registrant and Creative Media, LLC.

     4.5(1) Form of Registrant's Common Stock Purchase Agreement between the Registrant and Klitsner Industrial Design, LLC.

     4.6(1) Form of Registrant's Common Stock Purchase Agreement between the Registrant and Hoida International (Hong Kong) Limited.

_____________________
(1) Incorporated by reference to the Exhibits filed with the Registrant's Registration Statement on Form S-3 (File No. 333-34813) on September 2, 1997.



                                      3.